Balance Sheets - Parenthetical (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Balance Sheets
Common Stock, Par Value	$ 5	$ 5
Common Stock, Shares Authorized	1,000	1,000
Common Stock, Shares Issued	1,000	1,000
Common Stock, Shares Outstanding	1,000	1,000
Amortized cost of debt securities available for sale	$ 12,854	$ 6,144
Tax expense (benefit) in Accumulated Other Comprehensive Income	$ 118	$ 143